ForeInvestors Choice Variable Annuity – I Share

Forethought Life Insurance Company Separate Account A

Supplement dated September 8, 2025 to your Prospectus dated May 1, 2025

Macquarie VIP Asset Strategy Series

Macquarie VIP Core Equity Series

Macquarie VIP International Core Equity Series

Macquarie VIP Value Series

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company, the investment adviser to the above referenced Funds, announced that it entered into an agreement with Nomura Holding America Inc. (“Nomura”) for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management (the “Transaction”). Subject to regulatory approvals, the Transaction is expected to close on or about October 31, 2025.

On June 18, 2025, notice was provided that the Board of Trustees of each of the above referenced Funds approved a name change for each Fund. The name changes will take effect at the close of the Transaction.

Current Fund Name	Fund Name Upon the Close of the Transaction

Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Value Series	Nomura VIP Value Series

Effective upon the close of the Transaction, all references to Macquarie VIP Asset Strategy Series, Macquarie VIP Core Equity Series, Macquarie VIP International Core Equity Series, and Macquarie VIP Value Series are replaced with Nomura VIP Asset Strategy Series, Nomura VIP Core Equity Series, Nomura VIP International Core Equity Series and Nomura VIP Value Series respectively.

This Supplement should be retained for future reference.

FIC-I-090825-N-SAChg